                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC 20549

                                ----------------

                                    FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 6, 1996


                              MEDAPHIS CORPORATION
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             (Exact name of registrant as specified in its charter)

                                    DELAWARE
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                 (State or other jurisdiction of incorporation)


                                   000-19480
                            ------------------------
                            (Commission File Number)


                                   58-1651222
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                      (IRS Employer Identification Number)


2700 Cumberland Parkway
Suite 300
Atlanta, Georgia                                                        30339
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code: (770) 444-5300
                                                    --------------

                                Not applicable
        -------------------------------------------------------------
        (Former Name or Former Address, if Changed Since Last Report)

                       Exhibit Index Located on Page: 6
                          Total Number of Pages: 12

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         THIS CURRENT REPORT ON FORM 8-K/A IS BEING FILED AS A RESULT OF THE
COMPANY'S RESTATEMENT OF ITS CONSOLIDATED FINANCIAL STATEMENTS FOR THE THREE MONTHS AND YEAR ENDED DECEMBER 31, 1995 AND AS OF MARCH 31, 1996 AND JUNE 30, 1996. TO THE EXTENT THIS AMENDED FILING IS INCONSISTENT WITH THE COMPANY'S CURRENT REPORT ON FORM 8-K DATED MAY 6, 1996 (THE "ORIGINAL FILING"), THE ORIGINAL FILING IS HEREBY SUPERSEDED AND AMENDED. TO THE EXTENT THE ORIGINAL FILING IS UNAFFECTED BY THE RESTATEMENT, THE ORIGINAL FILING HAS NOT BEEN UPDATED OR CORRECTED TO REFLECT EVENTS OCCURRING SUBSEQUENT TO THE DATE OF THE ORIGINAL FILING.

        This Form 8-K/A contains statements which may constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Those statements include statements regarding the intent, belief or current expectations of Medaphis Corporation and members of its management team. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements. Important factors currently known to management that could cause actual results to differ materially from those in forward-looking statements are set forth in the Safe Harbor Compliance Statement included as Exhibit 99 to the Form 10-Q filed on November 14, 1996, and are hereby incorporated herein by reference. The Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time.

Item 2.  Acquisition or Disposition of Assets.

         Medaphis Corporation, a Delaware corporation ("Medaphis"), acquired all of the outstanding capital stock of BSG Corporation, a Delaware corporation ("BSG"), in a merger transaction (the "Merger") on May 6, 1996. The Merger was consummated in accordance with the terms of that certain Merger Agreement (the "Merger Agreement"), dated as of March 15, 1996, by and among Medaphis, BSG and BSGSub, Inc., a Delaware corporation and a wholly owned subsidiary of Medaphis ("BSGSub"). Under the Merger Agreement, BSGSub was merged with and into BSG with BSG surviving the Merger.

         The aggregate consideration paid by Medaphis in connection with the Merger was approximately 7.5 million shares of Medaphis common stock. In addition, Medaphis assumed BSG stock options representing approximately 2.3 million additional shares of Medaphis common stock. The total consideration paid in the Merger was determined through arm's length negotiations between representatives of Medaphis and BSG. Neither Medaphis, BSGSub, nor any of their affiliates had, nor to the knowledge of Medaphis or BSGSub did any director or officer or any associate of any such director or officer of Medaphis or BSGSub have, any material relationship with BSG prior to the Merger.

         Each outstanding share of BSG common stock (other than treasury shares and shares held by stockholders who perfected their appraisal rights under Delaware law) was exchanged into .23 of a share of Medaphis common stock in the Merger. Medaphis filed a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with the Securities and Exchange Commission covering the shares of Medaphis common stock issued in connection with the Merger.

         BSG, headquartered in Austin, Texas, provides information technology and change management services to organizations seeking to transform their operations through the strategic use of client/server and other advanced technologies.

Item 5.  Other Events.

         Medaphis has restated its consolidated financial statements for the three months and year ended December 31, 1995. The restatement results primarily from a software licensing agreement entered into by Imonics Corporation, a wholly owned subsidiary of Medaphis, in December 1995 for which Medaphis recognized associated license fee revenue in 1995. Subsequent to the issuance of Medaphis' 1995 unaudited pro forma combined financial statements in the Company's Current Report on Form 8-K dated May 6, 1996, management discovered unauthorized correspondence which created a contingency for the license fee payable under this agreement. Such contingency precluded recognition of license fee revenue in 1995 associated with this agreement.

        For additional information, the reader may wish to refer to the Company's Current Report on Form 8-K/A dated June 29, 1996 filed on November 14, 1996, the Company's Current Report on Form 8-K/A-2 dated June 29, 1996 filed on January 10, 1997, the Company's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 1996 filed on November 14, 1996, the Company's Current Report on Form 8-K/A dated February 8, 1996 filed on January 10, 1997, the Company's Current Report on Form 8-K/A dated March 13, 1996 filed on January 10, 1997, the Company's Current Report on Form 8-K/A dated April 3, 1996 filed on January 10, 1997, the Company's Current Report on Form 8-K/A dated May 29, 1996 filed on January 10, 1997, the Company's Current Report on Form 8-K/A dated June 29, 1996 filed on January 10, 1997, the Company's Quarterly Report on Form 10-Q/A for the quarterly period ended March 31, 1996 filed on January 10, 1997, the Company's Quarterly Report on Form 10-Q/A for the quarterly period ended June 30, 1996 and the Company's Annual Report on Form 10-K/A for the fiscal year ended December 31, 1995 filed on January 10, 1997.

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a) The following BSG Consolidated Financial Statements, together with the independent auditors' reports thereon, are filed as
                 Exhibit 99.1:

                   (i) Consolidated Balance Sheets as of December 31, 1995 and 1994;

                  (ii) Consolidated Statements of Operations for the years ended December 31, 1995, 1994 and 1993;

                 (iii) Consolidated Statements of Stockholders' Equity for the years ended December 31, 1995, 1994 and 1993;

                  (iv) Consolidated Statements of Cash Flows for the years ended December 31, 1995, 1994 and 1993; and

                   (v)     Notes to Consolidated Financial Statements.

         (b) The Unaudited Pro Forma Combined Financial Information of the Registrant as of and for the three years ended December 31, 1995 and the notes thereto, are filed as Exhibit 99.2.

         (c)     Exhibits

2.1* Merger Agreement among Medaphis Corporation, BSGSub, Inc. and BSG Corporation, dated as of March 15, 1996 (incorporated by reference to Exhibit 2.1 to the Registrant's Registration Statement on Form S-4, File No. 333-2506. The Exhibits and Disclosure Letters which are referenced in the table of contents and elsewhere in the Merger Agreement are hereby incorporated by reference. Such Exhibits and Disclosure Letters have been omitted for purposes of this filing, but will be furnished supplementally to the Commission upon request.).

2.2* Certificate of Merger, as filed by BSG on May 6, 1996, with the Secretary of State of Delaware.

4.1* Form of Registration Rights Agreement among Medaphis, NFT Ventures, Inc. and NP Ventures, Ltd. (incorporated by reference to Exhibit 4.17 to the Registrant's Registration Statement on Form S-4, File No. 333-2506).

23.1*            Consent of Price Waterhouse LLP.






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99.1*            Consolidated Financial Statements for BSG, as described in
                 Item 7(a) of this 8-K/A (incorporated by reference to Exhibit
                 99.4 of the Registrant's Current Report on Form 8-K dated March 13, 1996).

99.2 Unaudited Pro Forma Combined Financial Statements, as described in Item 7(b) of this 8-K/A (incorporated by reference to Exhibit 99.3 of the Registrant's Current Report on Form 8-K dated March 13, 1996, as amended by the Registrant's Current Report on Form 8-K/A dated March 13,
                 1996).

99.3* Text of Press Release of Medaphis Corporation, dated March 15, 1996 (incorporated by reference to Exhibit 99.2 of the Registrant's Form 8-K Current Report dated March 13, 1996).

99.4*            Text of Press Release of Medaphis Corporation, dated May 7,
                 1996.

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* Previously filed with Registrant's Current Report on Form 8-K dated May 6,
  1996.



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                                   Signatures


                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




Date:  January 10, 1997



                                           MEDAPHIS CORPORATION



                                           By: /s/ Michael R. Cote
                                              ----------------------------------
                                              Michael R. Cote
                                              Senior Vice President -- Finance,
                                              & Chief Financial Officer and
                                              Assistant Secretary





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                                    INDEX

Exhibit                                                                               Page No.
-------                                                                               --------

2.1*             Merger Agreement among Medaphis Corporation, BSGSub, Inc. and
                 BSG Corporation, dated as of March 15, 1996 (incorporated by reference to Exhibit 2.1 to the Registrant's Registration
                 Statement on Form S-4, File No. 333-2506.  The Exhibits and
                 Disclosure Letters which are referenced in the table of contents and elsewhere in the Merger Agreement are hereby incorporated by reference. Such Exhibits and Disclosure
                 Letters have been omitted for purposes of this filing, but will be furnished supplementally to the Commission upon request.).

2.2* Certificate of Merger, as filed by BSG on May 6, 1996, with the Secretary of State of Delaware.

4.1*             Form of Registration Rights Agreement among Medaphis, NFT
                 Ventures, Inc., and NP Ventures, Ltd. (incorporated by reference to Exhibit 4.17 to the Registrant's Registration Statement on Form S-4, File No. 333-2506).

23.1*            Consent of Price Waterhouse LLP.

99.1*            Consolidated Financial Statements for BSG, as described in
                 Item 7(a) of this 8-K/A (incorporated by reference to Exhibit
                 99.4 of the Registrant's Current Report on Form 8-K dated
                 March 13, 1996).

99.2 Unaudited Pro Forma Combined Financial Statements, as described in Item 7(b) of this 8-K/A (incorporated by reference to Exhibit 99.3 of the Registrant's Current Report on Form 8-K dated March 13, 1996, as amended by the Registrant's Current Report on Form 8-K/A dated March 13,
                 1996).

99.3*            Text of Press Release of Medaphis Corporation, dated March 15,
                 1996 (incorporated by reference to Exhibit 99.2 of the Registrant's Form 8-K Current Report dated March 13, 1996).

99.4*            Text of Press Release of Medaphis Corporation, dated May 7,
                 1996.


-------------------
* Previously filed with Registrant's Current Report on Form 8-K dated May 6,
  1996.



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